Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of July 11, 2011 by and among each of the persons listed on the signature pages hereto as lenders (the “Lenders”), Crosstex Energy, L.P., a Delaware limited partnership (the “Borrower”), and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and L/C Issuer.

ARTICLE I

BACKGROUND

A.                                   The Lenders, the Administrative Agent, the L/C Issuer and the Borrower are parties to that certain Amended and Restated Credit Agreement dated as of February 10, 2010, (as amended, supplemented or restated, the “Credit Agreement”).  Terms defined in the Credit Agreement and not otherwise defined herein have the same meanings when used herein.

B.                                     The Borrower has requested, and the Lenders have agreed to amend the Credit Agreement as provided for herein and on the terms and conditions set forth herein.

ARTICLE II

AGREEMENT

NOW THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

Section 1.                                            Amendments to the Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)                                  Section 1.01 of the Credit Agreement is hereby amended by restating the definition of “Material Subsidiary” to read in its entirety as follows:

“Material Subsidiary” shall mean a Wholly-Owned Subsidiary of the Borrower having:  either (a) 5% or more of consolidated EBITDA for the four fiscal quarter period ending as of the most recent fiscal quarter for which the Borrower has delivered financial statements pursuant to Section 6.01(a) or (b); or (b) 5% or more of the book value of the consolidated assets of the Borrower and its Subsidiaries as of the end of the most recent fiscal quarter for which the Borrower has delivered financial statements pursuant to Section 6.01(a) or (b); provided, however, the aggregate of all Wholly-Owned Subsidiaries of the Borrower not considered Material Subsidiaries herein shall not exceed at any time (x) 10% or more of consolidated EBITDA for the four fiscal quarter period ending as of the most recent fiscal quarter for which the Borrower has delivered financial statements pursuant to Section 6.01(a) or (b); or

FIFTH AMENDMENT AND CONSENT

(y) 10% or more of the book value of the consolidated assets of the Borrower and its Subsidiaries as of the end of the most recent fiscal quarter for which the Borrower has delivered financial statements pursuant to Section 6.01(a) or (b).

(b)                                 Section 1.01 of the Credit Agreement is hereby amended by restating the definition of “Consolidated EBITDA” to read in its entirety as follows:

“Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, (iii) depreciation and amortization expense, (iv) non-cash items of the Borrower and its Subsidiaries reducing such Consolidated Net Income, (v) other non-recurring items of the Borrower and its Subsidiaries reducing such Consolidated Net Income, and (vi) without duplication, the Transaction Costs properly allocated to such period, if applicable, and minus (b) the following to the extent included in calculating such Consolidated Net Income:  (i) Federal, state, local and foreign income tax credits of the Borrower and its Subsidiaries for such period and (ii) all non-cash items increasing Consolidated Net Income for such period; provided, however, notwithstanding the foregoing, (A) net income attributable to Subsidiaries that are not Guarantors shall not be considered in calculating Consolidated EBITDA, but actual cash distributions to the Borrower or any of its Subsidiaries by such Subsidiaries that are not Guarantors shall be included in calculating Consolidated EBITDA and (B) actual cash distributions to the Borrower and its Subsidiaries by any Persons that are not Subsidiaries shall be included in calculating Consolidated EBITDA.

For purposes of calculating the Consolidated Leverage Ratio, Consolidated Senior Leverage Ratio and Consolidated Interest Coverage Ratio, Consolidated EBITDA shall be calculated, on a pro forma basis, after giving effect to, without duplication, any permitted Acquisition occurring during the period commencing on the first day of such period to and including the date of such Acquisition (the “Reference Period”), as if such Acquisition occurred on the first day of the Reference Period.  In making the calculation contemplated by the preceding sentence, EBITDA generated or to be generated by such acquired Person or by such acquired Property shall be determined in good faith by the Borrower based on reasonable assumptions and may take into account pro forma expenses that would have been incurred by the Borrower and its Subsidiaries in the operation of such acquired Person or acquired Property, during such period computed on the basis of personnel expenses for employees retained or to be retained by the Borrower and its Subsidiaries in the

SECOND AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT

operation of such acquired Person or acquired Property and non-personnel costs and expenses incurred by the Borrower and its Subsidiaries in the operation of the Borrower’s and its Subsidiaries’ business at similarly situated facilities of the Borrower or any of its Subsidiaries; provided, however, that such pro forma calculations shall be reasonably acceptable to the Administrative Agent if the Borrower does not provide the Administrative Agent with an Approved Consultant’s Report supporting such pro forma calculations.

For purposes of calculating the Consolidated Leverage Ratio, Consolidated Senior Leverage Ratio and the Consolidated Interest Coverage Ratio, Consolidated EBITDA shall be calculated by deducting, to the extent previously included in the calculation for any relevant period, Consolidated EBITDA attributable to a particular asset subject to a Disposition prepayment required by Section 2.05(a) after giving effect to such Disposition occurring during the period commencing on the first day of such period to and including the date of such Disposition (the “Disposition Reference Period”), as if such Disposition occurred on the first day of the Disposition Reference Period.

Notwithstanding any provision of this Agreement which may otherwise be to the contrary, if any lease pursuant to the Eunice Lease Documents is treated under GAAP as a capital lease, then, for all computations of Consolidated EBITDA hereunder, such lease shall be treated as an operating lease and Consolidated Net Income, Consolidated Interest Charges, provision for Federal, state, local and foreign taxes, depreciation, amortization and other non cash items, for all purposes of determining Consolidated EBITDA under this Agreement for any period, shall be adjusted as though such lease was accounted for as an operating lease.

For the purposes of calculating the Consolidated Leverage Ratio, Consolidated Senior Leverage Ratio and Consolidated Interest Coverage, net income of Crosstex Permian included in Consolidated Net Income shall not include any offsets, deductions or other amounts deducted from Crosstex Permian’s revenues as permitted under the Apache Joint Venture Agreement.

(c)                                  Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms to Section 1.01 in alphabetical order:

“Apache” means Apache Midstream, LLC, a Delaware limited liability company.

“Apache Joint Venture Agreement” means that certain Construction and Operating Agreement by and between Crosstex Permian and Apache dated

July 11, 2011 related to a natural gas processing plant and related facilities known as the Deadwood Plant in the Permian Basin in West Texas.

“Crosstex Permian” means Crosstex Permian, LLC, a Texas limited liability company.

“Second Amendment Effective Date” means July 11, 2011.

(d)                                 Section 7.01 of the Credit Agreement is hereby amended by deleting the period at the end of subsection (u) thereto, replacing such period with “; and”, and adding a new subsection (v) at the end thereof to read in its entirety as follows:

(v)                                 Liens in favor of Apache or any of its Affiliates that secure obligations owed to Apache pursuant to the Apache Joint Venture Agreement, provided that such Liens (i) do not secure Indebtedness for borrower money and (ii) are limited to the assets (plus improvements thereon, accessions thereto and proceeds thereof) that are the subject of the Apache Joint Venture Agreement.

(e)                                  Section 7.02(f) of the Credit Agreement is hereby restated in its entirety to read as follows:

(f)                                    other Investments not included in subsection (e) herein in an amount not to exceed (individually in or in the aggregate) (i) $100,000,000 during any twelve (12) consecutive months, and (ii) $200,000,000 during the term of this Agreement;

Section 2.                                            Conditions Precedent.  This Amendment shall become effective as of the date first set forth above upon the satisfaction of the following conditions precedent:

(a)                                  The Administrative Agent shall have received each of the following:

(1)                                  this Amendment, duly executed by the Borrower, each Lender, and the Administrative Agent;

(2)                                  the acknowledgment attached to this Amendment, duly executed by each Guarantor other than Crosstex Permian;

(3)                                  a Guaranty executed by Crosstex Permian in accordance with Section 6.12 of the Credit Agreement;

(4)                                  the Apache Joint Venture Agreement, duly executed by Apache and Crosstex Permian;

(5)                                  the Subordination and Non-Disturbance Agreement dated on or about the date hereof, duly executed by Apache, Crosstex Permian, and the Administrative Agent;

(6)                                  such other documents or agreements referred-to in or related to the Apache Joint Venture Agreement, duly executed by the parties thereto, as the Administrative Agent may request;

(7)                                  such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower and each Guarantor (including Crosstex Permian) as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which the Borrower and such Guarantor is a party or is to be a party;

(8)                                  such documents and certifications as the Administrative Agent may reasonably require to evidence that the Borrower and each Guarantor (including Crosstex Permian) is duly organized or formed, and that the Borrower and each Guarantor (including Crosstex Permian) is validly existing, in good standing and qualified to engage in business;

(9)                                  payment or evidence of payment of (i) all reasonable fees and expenses owed by the Borrower to the Administrative Agent including, without limitation, the reasonable fees and expenses of Winstead PC, counsel to the Administrative Agent; and (ii) all other fees agreed to be paid by the Borrower; and

(10)                            such other documents, instruments and certificates as reasonably requested by the Administrative Agent and the Lenders.

(b)                                 The representations and warranties set forth in Section 4 of this Amendment shall be true and correct on and as of the date hereof.

Section 3.                                            Post-Closing Requirements.  The Borrower shall deliver to the Administrative Agent, no later than 60 days (or such longer period permitted by the Administrative Agent in its sole discretion) after the date hereof, the following items:

(a)                                  deeds of trust, trust deeds, deeds to secure debt, mortgages, leasehold mortgages, leasehold deeds of trust, and security agreements, in form reasonably satisfactory to the Administrative Agent and its counsel, and covering the assets of Crosstex Permian, including but not limited to, assets (plus improvements thereon, accessions thereto and proceeds thereof) that are the subject of the Apache Joint Venture Agreement; and

(b)                                 environmental reports, insurance certificates, title reports, releases and other agreements related to the assets consisting of real property that are the subject of the Apache Joint Venture Agreement as reasonably requested by the Administrative Agent to, among other things, evidence an Acceptable Security Interest in such collateral.

Section 4.                                            Representations and Warranties.

(a)                                  The Borrower represents and warrants to the Lenders and the Administrative Agent as set forth below:

(1)                                  The Borrower (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, and (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment.

(2)                                  The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of the Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than Liens created under the Loan Documents), or require any payment to be made (other than payments required under any Loan Document) under (i) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or its properties or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (c) violate any Law; except in each case referred to in clause (b), to the extent that such conflict, breach, contravention or violation could not reasonably be expected to have a Material Adverse Effect.

(3)                                  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment, except for such approvals, consents, exemptions, authorizations, other actions, notices and filings as have been obtained, taken, given or made and are in full force and effect and with which the Borrower and its Subsidiaries are in compliance in all material respects or which the failure to have would not result in a Material Adverse Effect.

(4)                                  This Amendment has been duly executed and delivered by the Borrower and acknowledged by each Guarantor other than Crosstex Permian, and the Guaranty executed by Crosstex Permian has been duly executed and delivered by Crosstex Permian.  This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether such enforceability is considered in any proceeding in law or in equity).

(5)                                  The execution, delivery and performance of this Amendment do not adversely affect the enforceability of any Lien of the Collateral Documents.

(6)                                  Except as disclosed in Schedule 5.06 to the Credit Agreement, there is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower or any Subsidiary before any Governmental Authority, referee or arbitrator that could reasonably be expected to have a Material Adverse Effect.

(7)                                  The representations and warranties made by the Borrower and the Guarantors contained in Article V of the Credit Agreement and in each of the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on and as of such date, other than any such representations or warranties that, by the their terms, refer to a specific date, in which case such representation or warranties are true and correct in all material respects as of such earlier specific date.

(8)                                  No event has occurred and is continuing, or would result from the effectiveness of this Amendment, which constitutes a Default.

(9)                                  As of the date hereof, the Borrower has no (a) Material Subsidiaries other than those listed on Schedule 3(a) and (b) non-Material Subsidiaries other than those listed on Schedule 3(b).

Section 5.                                            Acknowledgment and Agreement.  Each party to this Amendment hereby acknowledges and agrees that, pursuant to Section 9.10(b) of the Credit Agreement, the Administrative Agent is authorized to subordinate or release any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01 (including Section 7.01(v) added by this Amendment).

Section 6.                                            Reference to and Effect on the Credit Agreement.

(a)                                  On and after the effective date of this Amendment each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)                                 Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations stated to be secured thereby under the Loan Documents.

(c)                                  Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

Section 7.                                            Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic imaging means shall be effective as delivery of an originally executed counterpart of this Amendment.

Section 8.                                            Governing Law; Binding Effect.  This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, and shall be binding upon the Borrower, the Administrative Agent, the L/C Issuer, each Lender and their respective successors and assigns.

Section 9.                                            Costs and Expenses.  The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

THIS WRITTEN AMENDMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of this page blank; signature pages follow]

Executed as of the date first set forth above.

CROSSTEX ENERGY, L.P.

By:	Crosstex Energy GP, LLC,
its general partner

	By:	/s/ Michael J. Garberding
		Name:	Michael J. Garberding
		Title:	Senior Vice President – Finance

SECOND AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT — Signature Page

Each of the undersigned, as guarantors under the Amended and Restated Guaranty dated as of February 10, 2010 (the “Guaranty”), hereby (a) consents to this Amendment, and (b) confirms and agrees that the Guaranty is and shall continue to be in full force and effect and is ratified and confirmed in all respects, except that, on and after the effective date of the Amendment each reference in the Guaranty to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Amendment.

ADDRESS FOR ALL GUARANTORS:	CROSSTEX ENERGY SERVICES, L.P.

2501 Cedar Springs	By:	Crosstex Operating GP, LLC,
Suite 100		its general partner
Dallas, Texas 75201
Attention: General Counsel
	By:	/s/ Michael J. Garberding
		Name:	Michael J. Garberding
		Title:	Vice President – Finance

CROSSTEX OPERATING GP, LLC
CROSSTEX ENERGY SERVICES GP, LLC
CROSSTEX LIG, LLC
CROSSTEX TUSCALOOSA, LLC
CROSSTEX LIG LIQUIDS, LLC
CROSSTEX PROCESSING SERVICES, LLC
CROSSTEX PELICAN, LLC
CROSSTEX EUNICE, LLC

	By:	/s/ Michael J. Garberding
		Name:	Michael J. Garberding
		Title:	Vice President – Finance

SECOND AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT — Signature Page

CROSSTEX GULF COAST MARKETING LTD.
CROSSTEX CCNG PROCESSING LTD.
CROSSTEX NORTH TEXAS PIPELINE, L.P.
CROSSTEX NORTH TEXAS GATHERING, L.P.
CROSSTEX NGL MARKETING, L.P.
CROSSTEX NGL PIPELINE, L.P.

By:	Crosstex Energy Services GP, LLC,
general partner of each above limited
partnership

By:	/s/ Michael J. Garberding
	Name:	Michael J. Garberding
	Title:	Vice President – Finance

SABINE PASS PLANT FACILITY JOINT VENTURE

By:	Crosstex Processing Services, LLC,
as general partner, and
By:	Crosstex Pelican, LLC,
as general partner

By:	/s/ Michael J. Garberding
	Name:	Michael J. Garberding
	Title:	Vice President – Finance

SECOND AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT — Signature Page

BANK OF AMERICA, N.A.,
as Administrative Agent,
a Lender and L/C Issuer

By:	/s/ Jeffrey H. Rathkamp
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

SECOND AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT — Signature Page

BNP PARIBAS

By:	/s/ Larry Robinson
Name: Larry Robinson
Title: Director

By:	/s/ Betsy Jocher
Name: Betsy Jocher
Title: Director

SECOND AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT — Signature Page

COMERICA BANK

By:	/s/ John S. Lesiker
Name: John S. Lesiker
Title: Assistant Vice President

SECOND AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT — Signature Page

COMPASS BANK

By:	/s/ Greg Determann
Name: Greg Determann
Title: Senior Vice President

SECOND AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT — Signature Page

ROYAL BANK OF CANADA

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

SECOND AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT — Signature Page

SUMITOMO MITSUI BANKING CORP., NEW YORK

By:
Name:
Title:

SECOND AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT — Signature Page

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

SECOND AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT — Signature Page

WELLS FARGO BANK, N.A.

By:	/s/ David C. Brooks
Name: David C. Brooks
Title: Director

SECOND AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT — Signature Page

WACHOVIA BANK, N.A.

By:	/s/ David C. Brooks
Name: David C. Brooks
Title: Director

SECOND AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT — Signature Page

BANK OF MONTREAL

By:	/s/ Gumaro Tijerina
Name: Gumaro Tijerina
Title: Director

SECOND AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT — Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Nancy Mak
Name: Nancy Mak
Title: Vice President

SECOND AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT — Signature Page

GOLDMAN SACHS BANK USA

By:	/s/ Lauren Day
Name: Lauren Day
Title: Authorized Signatory

SECOND AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT — Signature Page

MORGAN STANLEY BANK, N.A.

By:	/s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

SECOND AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT — Signature Page

CITIBANK, N.A.

By:	/s/ Todd J. Mogil
Name: Todd J. Mogil
Title: Vice President

SECOND AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT — Signature Page

SCHEDULE 3(a)

MATERIAL SUBSIDIARIES

Crosstex Energy Services, L.P. (DE)

Crosstex Operating GP, LLC (DE)*

Crosstex Energy Services GP, LLC (DE)*

Crosstex LIG, LLC (LA)

Crosstex Tuscaloosa, LLC (LA)*

Crosstex LIG Liquids, LLC (LA)

Crosstex Gulf Coast Marketing Ltd. (TX)*

Crosstex CCNG Processing Ltd. (TX)

Crosstex North Texas Pipeline, L.P. (TX)

Crosstex North Texas Gathering, L.P. (TX)

Crosstex NGL Pipeline, L.P. (TX)*

Crosstex NGL Marketing, L.P. (TX)

Crosstex Processing Services, LLC (DE)

Crosstex Pelican, LLC (DE)

Sabine Pass Plant Facility Joint Venture (TX)*

Crosstex Eunice, LLC (LA)

Crosstex Permian, LLC (TX)*

Crosstex Permian II, LLC (TX)*

*Indicates entity has previously been treated as a Material Subsidiary (e.g., it pledged assets and is a Guarantor) but does not technically meet the definition of a “Material Subsidiary” as of the date of this Amendment.

Schedule 3(a) to Second Amendment to Amended and

Restated Credit Agreement

SCHEDULE 3(b)

NON-MATERIAL SUBSIDIARIES

Crosstex Louisiana Energy, L.P. (Delaware)

Crosstex Louisiana Gathering, LLC (Louisiana)

Crosstex DC Gathering Company, J.V. (Texas)

Crosstex Energy Finance Corporation (Delaware)

Schedule 3(b) to Second Amendment to Amended and

Restated Credit Agreement